SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  August 18, 2000

(Date of earliest event reported)

Commission File No.:  333-48943

First Union-Lehman Brothers-Bank of America
Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 1998-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


(I.R.S. Employer Identification No.)
 52-6929147     52-2107969
 52-2107968     52-2107970

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                 21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On August 18, 2000 a distribution was made to holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1) Monthly report distributed to holders of Commercial Mortgage
   Pass-Through Certificates, Series 1998-C2, relating to the August 18, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  First Union-Lehman Brothers-Bank of America
                            Commercial Mortgage Trust
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C2

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: August 18, 2000



                                 INDEX TO EXHIBITS


Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Commercial Mortgage Pass-Through Certificates, Series 1998-C2, relating to the August 18, 2000 distribution.